PRELIMINARY PROXY

                          SCHEDULE 14A
                         (Rule 14a-101)

                    SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934

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      by Rule 14a-6(e)(2))
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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

              TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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          computed pursuant to Exchange Act  Rule  0-11 (set forth
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

PRELIMINARY PROXY

TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
1107 Investment Boulevard
El Dorado Hills, California  95762

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

To the Limited Partners of Technology Funding Medical Partners I, L.P.:

Notice is hereby given that a Special Meeting of Limited Partners (the "Meeting") of Technology Funding Medical Partners I, L.P., (the "Fund" or the "Partnership") will be held at 9:30 a.m., local time, on _____, 2004, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:


1. Withdrawal of the Partnership's election to be treated as a Business Development Company ("BDC") pursuant to Article 5.04(b) of the Partnership Agreement;

2. Amendment of the Amended and Restated Partnership Agreement of the Partnership to allow the Individual General Partners to resign from the Partnership after the Form 15 withdrawing the BDC election is filed and accepted by the U.S. Securities and Exchange Commission without the requirement for successor Individual General Partners;

3. Ratification of the Individual General Partners' appointment of Grant Thornton as independent certified public accountants of the Partnership.

4. Such other matters as may properly come before the Meeting or any adjournment thereof.

Notice is also given that the Partnership shall maintain its principal office c/o Technology Funding Inc., 1107 Investment Boulevard, Suite 180, El Dorado Hills, California 95762, and that the Partnership Agreement has been amended pursuant to Article 6.02(a) to reflect the change of location.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about July ___, 2004.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign, and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Individual General Partners.

                              By order of the Individual General Partners,
                              Charles R. Kokesh, Managing General Partner
                              Chief Executive Officer, Technology Funding Inc.

El Dorado Hills, California
Dated: _______, 2004

TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
1107 Investment Boulevard
El Dorado Hills, California 95762


PROXY STATEMENT

The notice of meeting, proxy statement, and form of proxy are first being mailed to Limited Partners on or about July __, 2004.

Voting Rights and Procedures

Only Limited Partners of record on May 31, 2004, will be entitled to vote at the Special Meeting of Limited Partners (the "Meeting") of Technology Funding Medical Partners I (the "Partnership" or the "Fund") to be held at 9:30 a.m., local time, on __________, 2004, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. At the close of business on that date, the Partnership had 79,716
Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposals listed on the form of proxy. The approval of the matters proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy.
If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.04 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), shall be deemed to have granted to the Individual General Partners a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the Individual General Partners. The Individual General Partners will vote all such proxies
"FOR" the proposals noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the Independent General Partners ("IGPs").

General Information

Technology Funding Medical Partners I, L.P., is a limited partnership that was organized under the laws of the State of Delaware on September 3, 1992. The Partnership commenced selling units of limited partnership interests ("Units") in May 1993. On October 8, 1993, the minimum number of Units required to commence Partnership operations (12,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on May 3, 1995, raising a total of $7,929,844 from the sale of 79,716 Units.

The Partnership's principal investment objectives were long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Act"), and operates as a nondiversified investment company as that term is defined in the Act.

The Partnership Agreement calls for the Partnership to be managed and administered by three Individual General Partners (equivalent to Independent General Partners, as defined in Article 2, Section (q) of the Partnership Agreement). As used hereinafter, the terms "Individual General Partner," "Independent General Partner" and "IGP" mean the same thing and are interchangeable. At a meeting of Limited Partners on December 8, 2000, Harold M. Ginsberg, Richard A. Marcum and Carroll J. Schroeder were elected to serve as Individual General Partners until the next meeting or until his earlier resignation or removal.

Subject to the terms of the Partnership Agreement, the IGPs have exclusive control of the management of the Partnership, provide overall guidance and supervision of the Partnership's operations, and perform the various duties imposed on the boards of directors of business development companies by the Act.

In addition to having general fiduciary duties, the IGPs, among other things, supervise the management arrangements of the Partnership and supervise the activities of the Managing General Partners. Subject to the supervision of the IGPs, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Dissolution of the Partnership

The Partnership's term expired at December 31, 2002, at which point the Partnership went into liquidation. The Individual General Partners had the option to extend the term of the Partnership for up to two additional two-year periods, but after careful review of the Partnership's financial status and current market analysis of both the public and private portfolio determined that to do so was not in the best interests of the Limited Partners.

Under the terms of Article 15 of the Partnership Agreement, dissolution of the Partnership shall be effective upon the expiration of its term, but the Partnership shall not terminate until the assets of the Partnership have been distributed as provided in Article 15.02 and the certificate of limited partnership of the Partnership has been cancelled. Pursuant to Article 15.02 of the Partnership Agreement, on dissolution of the Partnership, a liquidating trustee (currently the three Individual General Partners, and upon the withdrawal of the Partnership's election to be treated as a BDC, the remaining Individual General Partner, Richard A. Marcum, and the Managing General Partners) is to prepare a statement of the Partnership's assets and liabilities as of the date of dissolution and furnish that statement to all of the Partners. The financial statements for the year ended December 31, 2002, filed with the U.S. Securities and Exchange Commission (the "SEC") on Form 10-K on March 25, 2003, and mailed to Limited Partners on or about
June 2, 2003, shall serve as that statement. Then, those Partnership assets that the liquidating trustee determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to minimize loss.

The liquidating trustee shall comply with any requirements of the Delaware Revised Uniform Limited Partnership Act ("DRULPA") or other applicable law pertaining to the winding up of a limited partnership, and, upon the filing of a certificate of cancellation as required under DRULPA, the Partnership shall stand terminated.

Interim Distribution

In May 2004, the Managing General Partners declared an interim distribution of $13 per Limited Partner Unit totaling $1,036,308. Distribution checks were mailed to Limited Partners on or about May 20, 2004. For Limited Partners whose investments are held in IRA, Keogh, or pension plan accounts, or whose distributions have been otherwise directed to a trustee/custodian or third party, the distribution was mailed directly to the trustee/custodian or third party. The Partnership will retain approximately $420,570 in cash to pay for liabilities and expenses of the Partnership until its termination. Effective January 1, 2004, the Partnership stopped paying management fees to the Managing General Partners, but the Partnership still has minimal operating expenses. At the March meeting, the IGPs instructed the Managing General Partners to liquidate the two remaining publicly traded securities in the Partnership's portfolio when market conditions are more favorable. At that point, the liquidating trustee shall wind up the affairs of the Partnership and pay, or make reasonable provision to pay, all liabilities and expenses of the Partnership. A final cash distribution of available funds will be made to the Limited Partners in accordance with the Partnership Agreement.

Fair Value Methodology

In accordance with Generally Accepted Accounting Principles ("GAAP") and guidelines published by the American Institute of Certified Public Accountants ("AICPA"), the Partnership uses "fair value" accounting to report the value of its investment assets. Under the direction and control of the IGPs, the Managing General Partners are delegated the authority to establish valuation procedures and periodically apply such procedures to the Partnership's investment portfolio. In fulfilling this responsibility, the Managing General Partners periodically update and revise the valuation procedures used to determine fair value in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimating procedures.

Unrestricted publicly traded securities are valued at the closing sales price or bid price that is available on a national securities exchange or over-the-counter market. Valuation discounts of 5% to 50% are applied to publicly traded securities subject to resale restrictions resulting from Rule 144 or contractual lock-ups, such as those commonly associated with underwriting agreements or knowledge of material non-public information.

The fair value of all other investments is determined in good faith by the Managing General Partners under the delegated authority of the IGPs after consideration of available relevant information. There is no ready market for the Partnership's investments in private companies or unregistered securities of public companies. Fair value is generally defined as the amount the Partnership could reasonably expect to receive for an investment in an orderly disposition based on a current sale. Significant factors considered in the estimation of fair value include the inherent illiquidity of and lack of marketability associated with venture capital investments in private companies or unregistered securities, the investee company's enterprise value established in the last round of venture financing, changes in market conditions since the last round of venture financing or since the last reporting period, the value of a minority interest in the investee company, contractual restrictions on resale typical of venture financing instruments, the investee company's financial position and ability to obtain any necessary additional financing, the investee company's performance as compared to its business plan, and the investee company's progress towards initial public offering. The values determined for the Partnership's investments in these securities are based upon available information at the time the good faith valuations are made and do not necessarily represent the amount which might ultimately be realized, which could be higher or lower than the reported fair value.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Individual General Partners for use at the Meeting to be held at 9:30 a.m., local time, on _______, 2004, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Individual General Partners of the Partnership have designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $15,000 to $20,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Limited Partners, plus approximately $20,000 of legal costs attributable to this proxy for review and required legal opinions by counsel to the Partnership and special Delaware counsel.

Record Date

By order of the Individual General Partners, only Limited Partners of record at the close of business on May 31, 2004, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights."

Ownership of Partnership Units

According to records maintained by the Partnership, as of November 30, 2003, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of 20 Units each by the IGPs, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2002, ("Annual Report") was mailed to all Limited Partners of record as of December 31, 2002, on or about June 2, 2003. The Partnership will provide without charge to each Limited Partner an additional copy of the Annual Report upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services, Annual Reports Section, at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1 - Withdrawal of the Partnership's Election to be Treated as a Business Development Company

At its formation, the Partnership elected to be regulated as a business development company ("BDC") as defined in Section 2 of the Act. Article
5.04 of the Partnership Agreement generally provides for the rights of Limited Partners. Article 5.04(b) deals expressly with the rights of the Limited Partners regarding the Partnership's election to be treated as a business development company. The specific language is as follows:

     5.04 Rights of Limited Partners. The Limited Partners shall have the following rights: ...
     (b) the right to approve or disapprove proposed changes in the nature of the Partnership's business so as to cause the Partnership to cease to be, or to withdraw its election as, a business development company under the 1940 Act;

Pursuant to Section 53 of the Act, any BDC may voluntarily withdraw its election by filing a notice of withdrawal of election with the SEC.
Proposal 1 seeks an affirmative vote of a simple majority of the outstanding units of the Partnership to authorize the Managing General Partners to withdraw the Partnership's election as a BDC immediately following the Meeting. Since the Partnership's term expired on December 31, 2002, the Partnership no longer needs to maintain its election as a business development company. Upon withdrawal of the BDC election, the Partnership will no longer be a reporting entity, which will allow the Liquidating Trustee to reduce administrative expenses to a minimum. The Partnership stopped paying management fees to the Managing General Partners effective January 1, 2004. The Partnership will continue to send periodic reports on significant events and financial information to the Limited Partners. The Independent General Partners recommend approval of Proposal 1, which will allow the Partnership to file its notice of withdrawal of election on Form 15 with the SEC.

Proposal 2 - Amendment of the Partnership Agreement to Permit the Resignation of the Individual General Partners Without Need to Admit Successor Individual General Partners

At the expiration of its term on December 31, 2002, the Partnership entered into liquidation. Pursuant to Article 3.05 of the Partnership Agreement, the Managing General Partners have the exclusive power and authority, subject to the supervision of the IGPs, to manage and control the venture capital investments of the Partnership, including the power to sell and liquidate those investments.

Under the direction of the IGPs, the Partnership began selling its public holdings in September 2001. Since that date, the Partnership has sold shares of Axys Pharmaceuticals, Inc., CareCentric Solutions, Inc., Curis, Inc., deCODE genetics, Inc., Inspire Pharmaceuticals, Inc., and Endocare, Inc., for total net proceeds of $3,497,732. In November 2002, the Partnership sold its entire investment in R2 Technology, Inc., a private company in the biotechnology industry, to a third party for $209,670 and a realized gain of $75,402.

In 2003, three of the private companies in the portfolio - Prolinx, Inc., Periodontix, Inc., and Triangle Biomedical Sciences, Inc. - were written off, and the venture capital limited partnership investment, Medical Science Partners II, L.P., terminated.

Prolinx filed for bankruptcy and went out of business in March 2003. Periodontix sold its assets to Demegen, Inc., in July 2001. Under the terms of the sale, the Partnership received nothing for its Periodontix shares. After a review of the sale documents and discussions with the Partnership's certified public accountants, the Independent General Partners determined that the shares had no value, and the investment was written down to zero.

Triangle Biomedical is a small private company that acquired 100% of the Partnership's interest in Naiad Technologies, Inc., in a distressed sale in August 1999 after Naiad's investor group concluded that the company could not survive as an independent entity. The Partnership received shares in Triangle in exchange for its Naiad shares. In 2002, the Partnership retained Burnham Securities Inc. to identify potential buyers for the Partnership's remaining assets, including Triangle Biomedical. Burnham received no bids for the Partnership's Triangle Biomedical shares, and the Triangle investment, which had a cost basis of $10,614, was subsequently written down to zero.

The Partnership expects no further return on its investments in these three entities, and all three investments have been written off for tax purposes.

Medical Science Partners II, L.P., terminated on December 31, 2003. In May 2004, the Partnership received notice from Medical Science Partners II that it will receive a final distribution from this investment consisting of shares in six privately held companies with a total fair value of $139,363 and $8,026 in cash. The Partnership will monitor the six private companies for possible liquidity events during the remaining life of the Partnership in liquidation. There can be no guarantee that any of these companies will reach liquidity within that timeframe, and the Partnership may elect to make a charitable donation of those shares to an appropriate beneficiary to be determined. If such a beneficiary cannot be identified, the assets may be abandoned.

In addition to $1,456,818 in cash, the Partnership's assets at March 31, 2004, included the following holdings:



Investment             Shares     Cost Basis     3/31/04 Fair Value
-------------------------------------------------------------------
Acusphere, Inc.         61,707     $706,251         $  489,491
LifeCell Corporation   103,877     $247,504         $  851,787

Total                              $953,755         $1,341,278

On October 8, 2003, Acusphere conducted an initial public offering. The lock-up expired on April 8, 2004. Typically, share price falls at the expiration of the lock-up period as institutional investors seek to liquidate their holdings. On April 8, 2004, Acusphere shares closed at $7.71 per share, a 45% drop in value from the IPO price of $14 per share. At their March meeting, the IGPs instructed the Managing General Partners to carefully monitor the market and the price of Acusphere shares to determine the most opportune time within a reasonable timeframe to sell the Acusphere shares.

The Partnership is in liquidation while it waits for the best opportunity to sell its Acusphere and LifeCell shares. After Form 15 withdrawing the Partnership's election to be regulated as a BDC has been filed and accepted by the SEC, there is no further requirement or need for Individual General Partners. Richard A. Marcum, a current Individual General Partner, has agreed to serve, along with the Managing General Partners, as Liquidating Trustee for the Partnership upon the resignation of the other two IGPs. Mr. Marcum will be compensated for his work on the Partnership's behalf at the rate of $200 per hour. If for some reason, Mr. Marcum is unable to continue to serve as Liquidating Trustee, the amendment to Article 3.01 stipulates that all powers otherwise reserved to the IGPs would then reside with the Managing General Partners. Proposal 2 seeks an affirmative vote of Limited Partners owning a majority of the outstanding units of the Partnership to amend
Article 3.01 of the Partnership Agreement to allow any or all of the IGPs to resign from the Partnership at that time without the requirement for election of successor Individual General Partners.

The Partnership Agreement shall be amended by adding the following to the end of Article 3.01:

     Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, the first sentence of this Article 3.01, and Articles 3.02, 3.03, 3.04 and 12.01), immediately after the time that the withdrawal of the Partnership's election to be treated as a Business Development Company under the 1940 Act is filed and is accepted by the U.S. Securities and Exchange Commission and accordingly becomes effective, any and all of the Individual General Partners may resign and withdraw from the Partnership without the need for the admission of a successor Individual General Partner, and at such time that all Individual General Partners have resigned and withdrawn from the Partnership without admission of successor Individual General Partners, the Managing General Partners shall assume full management power and authority of the Partnership including all powers otherwise reserved to the Individual General Partners and the Independent General Partners (and shall serve as liquidating trustee of the Partnership in dissolution.)

The Individual General Partners recommend a vote in favor of Proposal 2.

In May 2004, the Managing General Partners declared an interim distribution of $13 per Limited Partner Unit totaling $1,036,308. The Partnership will retain approximately $420,570 in cash to pay for liabilities and expenses of the Partnership until its termination. Upon liquidation of the Partnership's remaining assets and payment of all liabilities, a final cash distribution will be made to Limited Partners in accordance with the Partnership Agreement.

Proposal 3 - Appointment of Independent Public Accountants

At a Special Meeting of Limited Partners on December 8, 2000, the Limited Partners ratified the appointment of Arthur Andersen LLP ("Andersen") as the Partnership's independent public accountants. In March 2002, the U.S. Justice Department indicted Andersen for allegedly obstructing a federal investigation related to a former client. Andersen was subsequently convicted of the criminal charges in May 2002. After a thorough analysis of Andersen's ability to continue to provide audit services to its clients, the IGPs determined at a meeting on June 14, 2002, that it was in the best interests of the Partnership to change auditors and appointed the firm of Grant Thornton to examine the financial statements of the Partnership for the year ended December 31, 2002, and until either its resignation or the appointment of its successor.

During Andersen's tenure as the Partnership's independent public accountants, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope, or procedure. Andersen's reports on the Partnership's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

Pursuant to the authority conferred in Article 3.07 of the Partnership Agreement and subject to the approval of a majority in interest of the Limited Partners, the IGPs voted unanimously to direct the Managing General Partners to appoint Grant Thornton as the Partnership's independent public accountants. Grant Thornton has represented that it has no direct or indirect financial interest in the Partnership. The appointment of Grant Thornton is subject to ratification or rejection by the Limited Partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of Grant Thornton.

Grant Thornton will also act as independent public accountants for Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL") and all of the other Technology Funding partnerships and entities (subject to receipt of approval of interest holders in such entities, if necessary). The fees received by Grant Thornton from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The IGPs considered the fact that Grant Thornton has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of Grant Thornton with respect to the Partnership.

Audit Fees
----------
The Partnership paid Grant Thornton $33,027 for its 2003 audit of the Partnership's Annual Report and Form 10-K and reviews of the Partnership's 2003 Forms 10-Q.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------
No fees were paid to Grant Thornton for such services.

All Other Fees
--------------
The Partnership paid Grant Thornton $17,500 for tax return preparation and tax advisory services as well as securities counts conducted by Grant Thornton. In aggregate, Grant Thornton was paid a total of $250,228 for audit and tax services provided to the Partnership's Managing General Partners and other entities that would be considered affiliates of the Partnership or its Managing General Partners.

The Partnership's IGPs considered whether payment of the fees disclosed above were compatible with Grant Thornton's independence and concluded that such payments did not affect their independence.

Representatives of Arthur Andersen LLP and Grant Thornton will not be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

The Individual General Partners recommend a vote FOR Proposals 1, 2, and 3.

Other Matters
-------------

This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements. For those statements, the Managing General Partners claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The Individual General Partners do not intend to bring any other business before the Meeting and, so far as it is known to the IGPs, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information
----------------------

Limited Partner Status

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Jeffer, Mangels, Butler & Marmaro LLP as counsel to the Partnership and Prickett, Jones & Elliott, P.A. as special Delaware counsel to the Partnership, have delivered favorable opinions to the Partnership with respect to the foregoing. To the extent that the Investment Company Act requires a vote on certain matters, there will be a Limited Partner vote.

Where You Can Find More Information

The Partnership files annual and quarterly reports, proxy statements, and other information with the SEC. The Partnership's filings are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:

     The Partnership's 2002 annual report on Form 10-K, filed on March 25,
       2003, file number 814-00124.
     The Partnership's 2003 annual report on Form 10-K, filed on March 17,
       2004, file number 814-00124.
     The Partnership's quarterly report on Form 10-Q, filed on May 13, 2004, file number 814-00124.
     The Partnership's Amended and Restated Partnership Agreement filed on
       July 8, 2002, on Form 8-K.

All Limited Partners are urged to complete, sign, and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
Proxy for Special Meeting of Limited Partners
____________, 2004

Proxy Solicited by the Individual General Partners of the Partnership

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Limited Partners of Technology Funding Medical Partners I, L.P., (the "Partnership") to be held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:30 a.m., local time, on _________, 2004, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:

1. Withdrawal of the Partnership's election to be treated as a business development company ("BDC").

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]


2. Amendment of the Amended and Restated Partnership Agreement of the Partnership to allow the Individual General Partners to resign from the Partnership after the Form 15 withdrawing the BDC election is filed and accepted by the U.S. Securities and Exchange Commission without the requirement for successor Individual General Partners.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]


3. Ratification of the appointment of Grant Thornton as independent certified public accountants of the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]


4. Such other matters as may properly come before the Meeting or any adjournment thereof.


The Individual General Partners recommend a vote FOR all of the proposals. This proxy will be voted as directed. Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on this form of proxy. If a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.04 of the Partnership Agreement, shall be deemed to have granted to the Individual General Partners a proxy solely for those matters noted on the form of proxy and the Independent General Partners will vote all such proxies "FOR" each proposal noted on this form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal.

[Investor Name]
[Address]
[City State Zip]

PROXY INSTRUCTIONS
1. Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees, and partners should so indicate when signing.

Dated:__________________, 2004
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2002 Annual Report.

Signature(s)
             ------------------------------------

             ------------------------------------

If the information on the mailing label is not correct, please make changes below:
Social Security #:
                  -------------------------------
Address:
          ---------------------------------------

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Please mark, date, and sign this proxy and return it in the envelope provided, which requires no postage if mailed within the United States. Your vote must be received prior to the meeting of Limited Partners to be held on ___, 2004.